SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
NOVEMBER 18, 2002

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of Incorporated or Organization)	(IRS employer identification no.)
8 Perimeter Center East Suite 8050 Atlanta, GA 30346 (Address of Principal Executive Offices) (Zip Code)	770-901-9020 (Registrant’s Telephone Number Including area code)

ITEM 5.    OTHER EVENTS

On November 18, 2002, Jameson Inns, Inc. issued a press release announcing October 2002 hotel statistics. A copy of the press release is filed as an exhibit to this report and is incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release Announcing October 2002 Hotel Statistics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of November 18, 2002
JAMESON INNS, INC.

By:	Craig R. Kitchin
/s/ Craig R. Kitchin Its: President & Chief Financial Officer